Subsequent Event (Notes)	12 Months Ended
Dec. 28, 2014
Subsequent Event [Line Items]
Subsequent Events [Text Block]
Subsequent Event

The financial statements of H. J. Heinz Holding Corporation are substantially comprised of the financial statements of H. J. Heinz Corporation II, which issued its annual financial statements on March 13, 2015. Accordingly, Heinz has evaluated transactions for consideration as recognized subsequent events in the annual financial statements through the date of March 13, 2015. Additionally, Heinz has evaluated transactions that occurred as of the issuance of these financial statements, April 10, 2015, for purposes of disclosure of unrecognized subsequent events.

Definitive Merger Agreement with Kraft Foods Group

On March 24, 2015, Heinz entered into an agreement and plan of merger ("Kraft Merger Agreement") with Kraft Foods Group, Inc. ("Kraft"), Kite Merger Sub Corp. and Kite Merger Sub LLC, both of which are wholly-owned subsidiaries of Heinz. Pursuant to the terms of the Kraft Merger Agreement, in a series of transactions, Kraft will merge with and into a subsidiary of Heinz ("Kraft Merger"). At the closing of the Kraft Merger, Heinz will be renamed “The Kraft Heinz Company.”

Upon the completion of the Kraft Merger, each share of common stock, without par value, of Kraft ("Kraft Common Stock"), issued and outstanding immediately prior to the effective time of the Kraft Merger (other than deferred shares and restricted shares), will be canceled and converted into the right to receive one share of Heinz common stock. In addition, prior to the effective time of the Kraft Merger, Kraft will declare a special cash dividend equal to $16.50 per share of Kraft Common Stock issued and outstanding to shareholders of Kraft as of a record date immediately prior to the closing of the Kraft Merger. Based on the estimated number of shares of Kraft and Heinz common stock that will be outstanding immediately prior to the closing of the Kraft Merger, it is anticipated that, upon closing, existing Heinz shareholders will own approximately 51% of the outstanding shares of Heinz common stock and former Kraft shareholders will own approximately 49% of the outstanding shares of Heinz common stock, in each case on a fully diluted basis.

In connection with the Kraft Merger, Berkshire Hathaway and 3G Global Food Holdings, an entity affiliated with 3G Capital, have committed to purchase, or cause the purchase of, newly issued Heinz common stock immediately prior to the closing of the Kraft Merger for an aggregate purchase price of approximately $10.0 billion. The cash received from the purchase of shares by Berkshire Hathaway and 3G Global Food Holdings will primarily be used to fund the special cash dividend to Kraft common shareholders with any remaining funds to be used to pay Heinz transaction expenses and for general corporate purposes.

The Kraft Merger will be accounted for under the acquisition method of accounting for business combinations pursuant to the provisions of ASC 805. Because current shareholders of Heinz will own approximately 51% of Heinz’s outstanding ordinary shares on a fully diluted basis immediately following the closing of the Kraft Merger and the directors and management of Heinz will retain a majority of board seats and key positions in the management of Heinz, Heinz is considered to be the acquiring company for accounting purposes. The application of purchase accounting as of the closing date is expected to have a material effect on Heinz's results of operations for periods after the acquisition.